UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     January 28, 2013

LIBERTY STAR URANIUM & METALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50071	90-0175540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5610 E. Sutler Lane, Tucson, Arizona 85712
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code	520-731-8786

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01  Changes in the Registrant’s Certifying Accountant

(a)           Resignation of Independent Accountant.

On January 28, 2013, the Board of Directors of our company dismissed by mutual agreement, Semple, Marchal & Cooper, LLP, as its principal independent accountant.  On January 28, 2013, we engaged Malone Bailey LLP as our principal independent accountant. The audit committee of our company approved the dismissal of Semple, Marchal & Cooper, LLP and the engagement of Malone Bailey LLP as its independent auditor.

Semple, Marchal & Cooper LLP’s report on our company’s financial statements for the fiscal years ended January 31, 2012 and January 31, 2011 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

During our company’s fiscal years ended January 31, 2012 and January 31, 2011 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Semple, Marchal & Cooper, LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Semple, Marchal & Cooper, LLP, would have caused Semple, Marchal & Cooper, LLP to make reference to the subject matter of the disagreement(s) in connection with its report.

During our company’s fiscal years ended January 31, 2012 and January 31, 2011 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Semple, Marchal & Cooper, LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of such letter, dated January 28, 2013, is filed as Exhibit 16.1 to this Current report on Form 8-K.

(b)           Engagement of Independent Accountant.

During our company’s the fiscal years ended January 31, 2012 and January 31, 2011 and in the subsequent interim period through the date of appointment of Malone Bailey LLP on January 28, 2013, we have not consulted with Malone Bailey LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Malone Bailey LLP provided to our company a written report or oral advice that Malone Bailey LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with Malone Bailey LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

16.1          Letter from Semple, Marchal & Cooper, LLP regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

By:  /s/ James Briscoe
James Briscoe, Director
Date:  February 28, 2013